Exhibit 99.2

The following table provides a comparison of certain financial data related to our operations for the quarterly periods in 2014 and 2013 ($’s in thousands):

	2014					2013
	Q4	Q3	Q2	Q1	FY	Q4	Q3	Q2	Q1	FY
Operating Income (Loss)
Florida
Revenues:
Homebuilding	$78,617	$53,669	$39,584	$21,348	$193,217	$37,534	$23,492	$10,385	$12,480	$83,891
Amenity and Other	2,510	2,572	2,502	2,556	10,140	1,911	1,797	1,823	1,805	7,336
Land Sales	2,858	12,942	520	1,838	18,158	1,235	582	5,151	2,288	9,256

Total Revenue	83,985	69,183	42,606	25,742	221,515	40,680	25,871	17,359	16,573	100,483
Expenses:
Homebuilding	63,321	43,891	32,196	17,031	156,439	29,428	18,661	7,556	9,082	64,726
Homebuilding Selling, General and Administrative	8,465	6,613	5,383	3,927	24,388	5,198	2,972	2,958	2,876	14,004
Amenity and Other	2,636	2,537	2,635	2,715	10,523	2,584	3,105	3,012	2,962	11,663
Land Expenses	927	8,688	293	407	10,316	417	50	4,044	858	5,369

Net Operating Income (Loss)	$8,636	$7,454	$2,099	$1,662	$19,849	$3,053	$1,083	$(211)	$795	$4,721
Arizona
Revenues:
Homebuilding	$18,110	$17,458	$8,842	$4,255	$48,665	$5,819	$8,882	$10,548	$8,284	$33,533
Amenity and Other	6	—	—	—	6	—	53	131	236	420
Land Sales	570	—	—	13,868	14,438	5,512	92	1,425	17	7,046

Total Revenue	18,686	17,458	8,842	18,123	63,109	11,331	9,027	12,104	8,537	40,999
Expenses:
Homebuilding	15,622	14,660	7,433	3,547	41,261	4,732	7,133	8,344	6,864	27,073
Homebuilding Selling, General and Administrative	2,598	2,209	1,483	1,457	7,747	1,488	1,352	1,428	1,293	5,561
Amenity and Other	98	66	84	177	425	507	744	463	396	2,110
Land Expenses	166	(16)	—	11,538	11,688	2,343	46	349	6	2,744

Net Operating Income (Loss)	$202	$539	$(158)	$1,404	$1,988	$2,261	$(248)	$1,520	$(22)	$3,511
Carolinas
Revenues:
Homebuilding	$1,288	$—	$—	$—	$1,288	$—	$—	$—	$—	$—
Expenses:
Homebuilding	1,183	—	—	—	1,183	—	—	—	—	—
Homebuilding Selling, General and Administrative	991	538	406	293	2,228	97	—	—	—	97

Net Operating Loss:	$(886)	$(538)	$(406)	$(293)	$(2,125)	$(97)	$—	$—	$—	$(97)

Operating Income	$7,952	$7,455	$1,535	$2,773	$19,712	$5,217	$835	$1,309	$773	$8,135

Unallocated Income (Expenses):
Interest Income and Other	$189	$85	$70	$103	$447	$2,015	$101	$93	$9	$2,218
Equity loss from unconsolidated entities	(6)	(5)	(6)	1	(16)	(17)	(7)	(15)	(63)	(101)
General and administrative expenses	(3,677)	(4,016)	(3,852)	(4,396)	(15,941)	(4,093)	(3,885)	(4,292)	(3,705)	(15,975)
Interest expense	(2,853)	(2,841)	—	(114)	(5,805)	(315)	1,020	(1,763)	(1,773)	(2,830)
Impairment of land developed of held for future development	—	—	—	—	—	(677)	958	—	—	281

Income (Loss) From Operations	1,605	678	(2,253)	(1,633)	(1,603)	2,130	(978)	(4,668)	(4,759)	(8,272)
Income tax benefit (expense)	—	—	—	—	—	—	—	—	—	—
Net loss attributable to non-controlling interests	—	—	(36)	(293)	(329)	(306)	(899)	—	—	(1,205)

Net Loss Attributable to AV Homes	$1,605	$678	$(2,289)	$(1,926)	$(1,932)	$1,824	$(1,877)	$(4,668)	$(4,759)	$(9,477)

Quarterly data for closings for the Florida, Arizona and the Carolinas segments for 2014 and 2013 is summarized as follows ($’s in thousands):

2013-FY	Number of Units	Revenues	Average Price per unit
Florida	349	$82,103	$235
Arizona	132	$32,349	$245
North Carolina	0	$—	$—

Total	481	$114,452	$238

2013-Q1	Number of Units	Revenues	Average Price per unit
Florida	49	$11,871	$242
Arizona	32	$8,284	$259
North Carolina	0	$—	$—

Total	81	$20,155	$249

2013-Q2	Number of Units	Revenues	Average Price per unit
Florida	43	$10,550	$245
Arizona	39	$9,574	$245
North Carolina	0	$—	$—

Total	82	$20,124	$245

2013-Q3	Number of Units	Revenues	Average Price per unit
Florida	107	$23,080	$216
Arizona	40	$8,882	$222
North Carolina	0	$—	$—

Total	147	$31,962	$217

2013-Q4	Number of Units	Revenues	Average Price per unit
Florida	150	$36,602	$244
Arizona	21	$5,609	$267
North Carolina	0	$—	$—

Total	171	$42,211	$247

2014-FY	Number of Units	Revenues	Average Price per unit
Florida	755	$193,215	$256
Arizona	193	$48,668	$252
North Carolina	5	$1,288	$258

Total	953	$243,171	$255

2014-Q1	Number of Units	Revenues	Average Price per unit
Florida	84	$21,303	$254
Arizona	16	$4,247	$265
North Carolina	0	$—	$—

Total	100	$25,550	$256

2014-Q2	Number of Units	Revenues	Average Price per unit
Florida	155	$39,544	$255
Arizona	36	$8,833	$245
North Carolina	0	$—	$—

Total	191	$48,377	$253

2014-Q3	Number of Units	Revenues	Average Price per unit
Florida	212	$53,670	$253
Arizona	68	$17,458	$257
North Carolina	0	$—	$—

Total	280	$71,128	$254

2014-Q4	Number of Units	Revenues	Average Price per unit
Florida	304	$78,698	$259
Arizona	73	$18,130	$248
North Carolina	5	$1,288	$258

Total	382	$98,116	$257

Quarterly data for contracts signed for the Florida, Arizona and the Carolinas segments for 2014 and 2013 is summarized as follows ($’s in thousands):

2013-FY	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	412	(97)	315	$75,895	$241
Arizona	178	(30)	148	$34,471	$233
North Carolina	0	—	—	$—	$—

Total	590	(127)	463	$110,366	$238

2013-Q1	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	121	(28)	93	$20,575	$221
Arizona	48	(6)	42	$8,816	$210
North Carolina	—	—	—	$—	$—

Total	169	(34)	135	$29,391	$218

2013-Q2	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	106	(28)	78	$19,150	$246
Arizona	48	(7)	41	$9,991	$244
North Carolina	—	—	—	$—	$—

Total	154	(35)	119	$29,141	$245

2013-Q3	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	100	(29)	71	$18,519	$261
Arizona	42	(9)	33	$7,687	$233
North Carolina	—	—	—	$—	$—

Total	142	(38)	104	$26,206	$252

2013-Q4	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	85	(12)	73	$17,651	$242
Arizona	40	(8)	32	$7,977	$249
North Carolina	—	—	—	$—	$—

Total	125	(20)	105	$25,628	$244

2014-FY	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	929	(121)	808	$206,503	$256
Arizona	216	(41)	175	$45,012	$257
North Carolina	13	(2)	11	$3,212	$292

Total	1,158	(164)	994	$254,727	$256

2014-Q1	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	162	(17)	145	$36,108	$249
Arizona	61	(6)	55	$13,791	$251
North Carolina	—	—	—	$—	$—

Total	223	(23)	200	$49,899	$249

2014-Q2	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	250	(17)	233	$60,394	$259
Arizona	59	(11)	48	$12,143	$253
North Carolina	—	—	—	$—	$—

Total	309	(28)	281	$72,537	$258

2014-Q3	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	261	(36)	225	$55,760	$248
Arizona	57	(15)	42	$10,605	$253
North Carolina	3	—	3	$774	$258

Total	321	(51)	270	$67,139	$249

2014-Q4	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
Florida	256	(51)	205	$54,241	$265
Arizona	39	(9)	30	$8,473	$282
North Carolina	10	(2)	8	$2,438	$305

Total	305	(62)	243	$65,152	$268

Quarterly data for backlog for the Florida, Arizona and the Carolinas segments for 2014 and 2013 is summarized as follows ($’s in thousands):

2013-FY	Number of Units	Dollar Volume	Average Price per unit
Florida	97	$23,113	$238
Arizona	70	$16,749	$239
North Carolina	0	$—	$—

Total	167	$39,862	$239

2013-Q1	Number of Units	Dollar Volume	Average Price per unit
Florida	175	$38,024	$217
Arizona	64	$15,129	$236
North Carolina	0	$—	$—

Total	239	$53,153	$222

2013-Q2	Number of Units	Dollar Volume	Average Price per unit
Florida	210	$48,332	$230
Arizona	66	$14,837	$225
North Carolina	0	$—	$—

Total	276	$63,169	$229

2013-Q3	Number of Units	Dollar Volume	Average Price per unit
Florida	174	$44,265	$254
Arizona	59	$13,973	$237
North Carolina	0	$—	$—

Total	233	$58,238	$250

2013-Q4	Number of Units	Dollar Volume	Average Price per unit
Florida	97	$23,113	$238
Arizona	70	$16,749	$239
North Carolina	0	$—	$—

Total	167	$39,862	$239

2014-FY	Number of Units	Dollar Volume	Average Price per unit
Florida	273	$70,194	$257
Arizona	52	$13,635	$262
North Carolina	6	$1,924	$321

Total	331	$85,753	$259

2014-Q1	Number of Units	Dollar Volume	Average Price per unit
Florida	279	$70,465	$253
Arizona	109	$26,771	$246
North Carolina	0	$—	$—

Total	388	$97,236	$251

2014-Q2	Number of Units	Dollar Volume	Average Price per unit
Florida	359	$92,762	$258
Arizona	121	$30,888	$255
North Carolina	0	$—	$—

Total	480	$123,650	$258

2014-Q3	Number of Units	Dollar Volume	Average Price per unit
Florida	372	$95,815	$258
Arizona	95	$24,347	$256
North Carolina	3	$774	$258

Total	470	$120,936	$257

2014-Q4	Number of Units	Dollar Volume	Average Price per unit
Florida	273	$70,194	$257
Arizona	52	$13,635	$262
North Carolina	6	$1,924	$321

Total	331	$85,753	$259